EXHIBIT 10.6

                            FORM OF OPTION AGREEMENT
                                 ($1.50 OPTIONS)

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OPTION NO.
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                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Option") is made and entered into on , 2002, by and between MSTG Solutions, Inc.("Company"), and the individual who's name is set forth in Exhibit A of this Option (referred to herein as the "Optionee"), with reference to the following recitals of facts:

     WHEREAS, the Company desires to grant the Optionee a stock option ("Option") to purchase shares of common stock of the Company (the "Shares") upon the terms and conditions hereinafter stated; and

     NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

     1. SHARES; PRICE. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of Shares set forth in Exhibit A hereto for cash at the price of $1.50 per share, such price being not less than the fair market value per share of the Shares covered by these Options as of the date hereof.

     2. TERM OF OPTION. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate two years from the date hereof.

     3.   EXERCISE. This Option shall be exercised by delivery to the Company of
          (a) a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Exhibit B, (b) a check or cash in the amount of the purchase price of the Shares covered by the notice.

     4. RECAPITALIZATION. The number of Shares covered by this Option, shall not be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company." The exercise price of this Option shall also be adjusted upon such a subdivision or consolidation of the shares. In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, all options granted herein shall immediately vest and be exercisable. Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

     5. REGISTRATION RIGHTS. The Optionee shall have the right to register Shares covered by this Option in any subsequent Registration Statement (other than an S-8 Registration Statement) registering shares of stock issued by the Company.

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     6.   ACCEPTANCEOF  OPTION. By accepting this Option, the Optionee is hereby acknowledging that he/she is a sophisticated investor, capable of fully understanding either individually or with the assistance of an investment advisor, the financial and other ramifications of an investment in the Options and the Shares underlying the Options. Optionee has had an opportunity to request any and all information from Company management and has not been denied access to any information so requested. Optionee has received a Private Placement Memorandum summarizing the business operations of the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        MSTG SOLUTIONS, INC.


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                                        BY:
                                             ---------------------------
                                        ITS:
                                             ---------------------------

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                                    EXHIBIT A

NAME:_____________________________

SIGNATURE:________________________

NUMBER OF OPTIONS RECEIVED:_______

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                                    EXHIBIT B

                               NOTICE OF EXERCISE

     By affixing their signature below, the undersigned hereby is exercising ________ options to acquire the shares of common stock of MSTG Solutions, Inc. at a price of $1.50 per share. Attached to this Notice of Exercise is the original option agreement issued to me.


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Signature of Optionee

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